UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 14, 2006

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INTELISYS AVIATION SYSTEMS OF AMERICA INC.

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-26777 (Commission File Number)	22-3662292 (IRS Employer Identification No.)

815 Bombardier Street

Shediac, New Brunswick E4P 1H9

Canada
 (Address of principal executive offices)

(506) 532-8515

(Registrant's Telephone Number, Including Area Code)

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 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A amends and restates in its entirety the Form 8-K, dated March 14, 2006, and filed with the Securities and Exchange Commission on March 20, 2006, regarding the change in the principal independent accountants of InteliSys Aviation Systems of America Inc.  The purpose of this amendment is to file as Exhibit 16.1 to the Form 8-K the letter from Grant Thornton LLP, dated March 18, 2006, which was received by InteliSys Aviation Systems of America Inc. on March 22, 2006.  Such letter was unavailable when the Form 8-K was filed the Securities and Exchange Commission.  Accordingly, the Form 8-K is hereby amended and restated to read in its entirety as follows:

Section 4.  Matters Related to Accountants and Financial Statements

Item 4.01.  Changes in Registrant’s Certifying Accountant.

InteliSys Aviation Systems of America Inc. (the “Registrant”) has changed its principal independent accountants.  As discussed below, on March 14, 2006, Grant Thornton LLP ceased serving as the Registrant’s principal independent accountants, and on March 15, 2006, the Registrant retained Sherb & Co., LLP.

The Termination of Grant Thornton LLP

On March 14, 2006, Grant Thornton LLP’s engagement as the Registrant’s principal independent accountants was mutually terminated.  Such termination was recommended and approved by the Registrant’s Board of Directors.

The reports of Grant Thornton LLP on the financial statements for the two fiscal years ended December 31, 2005 and 2004 contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles. In addition, during Registrant’s fiscal years ended December 31, 2005 and 2004 and through March 14, 2006 there were no disagreements with Grant Thornton LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Grant Thornton LLP, would have caused it to make reference to the subject matter of the disagreements in connection with its reports.  None of the reportable events set forth in Item 304(a)(1)(iv)(B) of Regulation S-B occurred within the Registrant’s two fiscal years ended December 31, 2005 and 2004 nor through March 14, 2006.

The Registrant has provided Grant Thornton LLP with a copy of this disclosure and has requested that Grant Thornton LLP furnish it with a letter addressed to the U.S. Securities and Exchange Commission (“SEC”) stating whether it agrees with the above statements, and if not, stating the respects in which it does not agree.  A copy of the letter from Grant Thornton LLP addressed to the SEC dated March 18, 2006 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

The Engagement of Sherb & Co., LLP

On March 15, 2006, the Registrant retained Sherb & Co., LLP as its principal independent accountants.  The decision to retain Sherb & Co., LLP was recommended and approved by the Registrant’s Board of Directors.

During the Registrant’s two most recent fiscal years and through March 15, 2006:

(1) The Registrant did not consult Sherb & Co., LLP regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Registrant’s financial statements;

(2) Neither a written report nor oral advice was provided to the Registrant by Sherb & Co., LLP that they concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; and

(3) The Registrant did not consult Sherb & Co., LLP regarding any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-B and the related instructions) or any of the reportable events set forth in Item 304(a)(1)(iv)(B) of Regulation S-B.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTELISYS AVIATION SYSTEMS

OF AMERICA INC.

(Registrant)

By:

/s/ Ralph Eisenschmid _

Name:

Ralph Eisenschmid

Title:

Chief Executive Officer, President and Director

Date:  March 23, 2006

March 18, 2006

U.S. Securities and Exchange Commission
OFFICE OF THE CHIEF ACCOUNTANT
450 Fifth Street, NW
Washington, DC 20549

Re: Intelisys Aviation Systems of America Inc. File No. 0-26777

Dear Sir or Madam:

We have read Item 4.01 of Form 8-K of Intelisys Aviation Systems of America Inc. dated March 14, 2006, and agree with the statements concerning our Firm contained therein.

Yours very truly,

GRANT THORNTON LLP

J. M. Delaney, C.A. Partner